FIRST AMENDMENT TO OFFICE LEASE

            THIS FIRST AMENDMENT TO OFFICE LEASE (this "First Amendment") is made as of this ____ day of February, 1993, by and between WILSON BOULEVARD VENTURE, a Virginia general partnership ("Landlord"), and RCG/HAGLER, BAILLY, INC., a District of Colum bia corporation ("Tenant").

                                R E C I T A L S:

      A. Landlord and Tenant are parties to a certain office lease (the "Lease") dated as of October 25, 1991, for the Leased Premises more particularly described therein.

      B. Landlord and Tenant have agreed to add to the Leased Premises certain space consisting of approximately 2,696 square feet of rentable area located on the first floor, as indicated on Exhibit A-I attached hereto and made a part hereof, all on the terms and conditions set forth in this First Amendment.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the foregoing, the following mutual covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

                               AMENDMENT SCHEDULE

            1. First Amendment Space: Approximately 2,696 rentable square feet (determined in accordance with the Washington, D.C. Association of Realtors Standard Method of Measurement), more or less, located on the first (lst) floor of the Building. Subject to any terms and provisions of the Lease and this First Amendment to the contrary, the First Amendment Space shall include the right to use, in common with Landlord and other tenants of the Building, and their respective invitees, customers and employees, the halls, toilet and sanitary facilities on the first (1st) floor, first (1st) floor and lower level of the Building, as well as the sidewalks and delivery areas on the Property. [See Paragraph 1](1)
      ----------
      (1) For convenience, this Amendment Schedule sets forth in [brackets] cross references showing where the terms defined in the Schedule are first used in the Terms and Conditions or Exhibits of the Lease or this First Amendment. These cross references are not intended to modify or affect in any way the pro visions of the Lease or this First Amendment.

            2. First Amendment Space Term: The period from the First Amendment Commencement Date until January 11, 2002. [See Paragraph 2A]

            3. Projected First Amendment Commencement Date: May 10, 1993 [See Paragraph 2D]

            4.    First Amendment Space Annual Base Rent: For Lease Years one
                  (1) through four (4), $26.50 per rentable square foot in the First Amendment Space and for each Lease Year thereafter, $28.00 per rentable square foot in the First Amendment Space, increased and abated pursuant to the terms, of the Lease and First Amendment. [See Paragraph 3A]

            5.    Monthly Installment of First Amendment Space Annual Base Rent:
                  The quotient that results from dividing First Amendment Space Annual Base Rent by twelve (12). [See Paragraph 3A]

            6. Tenant's First Amendment Space Share: The quotient that results from dividing the number of rentable square feet in the First Amendment Space by 167,511. [See Paragraph 4]

            7. First Amendment Space Operating Expense Stop: The product that results from multiplying the total amount of Operating Expenses (as defined in Paragraph 4 of the Lease) of the Property during the 1993 calendar year, as adjusted to provide for, among other things, a ninety-five percent (95%) occupied and fully assessed and completed Building and Property pursuant to Paragraph 4 of the Lease, by the Tenant's First Amendment Space Share. [See Paragraph 4]

            8.    Additional Security Deposit: $5,953.67

            9.    Broker: Julien J. Studley, Inc. [See Paragraph 6]

            10. First Amendment Plan Date: February 26, 1993 [See Exhibit B-I, Paragraph 1A]

            11. Tenant's First Amendment Parking Permits: A total of up to 4 parking permits for unreserved parking spaces. [See Paragraph 8]

            12. Tenant's Architect: Smith, Blackburn, Stauffer [See Exhibit B-I, Paragraph 1A]

            13. Exhibits to this Lease: The following are all of the Exhibits attached to this First Amendment, each of which is incorporated herein by reference for all purposes:

                        Exhibit A-I Outline of First Amendment Space
                        Exhibit B-I First Amendment Work Letter
                        Exhibit C-I Outline of Additional Expansion Space

                        Exhibit D-I Consent of Guarantors and Ratification of
                                    Guaranty of Monetary Obligations

            This First Amendment is subject to the Terms and Conditions of the Lease, as amended, supplemented and modified by the Terms and Conditions of this First Amendment and to the provisions of any Exhibits attached hereto or to the Lease, which Terms and Conditions and Exhibits are hereby made a part of this First Amendment.

            Any capitalized terms used herein and not otherwise defined shall have the meanings given in the Lease.

LANDLORD:                           TENANT:

WILSON BOULEVARD VENTURE, a         RCG/HAGLER, BAILLY, INC., a District
  Virginia general partnership        of Columbia corporation

By:  Bresta Futura VI B.V.,
     its managing general           By:/s/ Henri-Claude A. Bailly
     partner                           ---------------------------------
                                       Henri-Claude Bailly
                                       Chairman of the Board and Chief
     By: Jacques & Kurdziel, Ltd.       Executive Officer
         as Agent

     By: /s/ Donald M. Kurdziel
         ----------------------
         Donald M. Kurdziel
         President

                              TERMS AND CONDITIONS


            1. Paragraph 1 of the Terms and Conditions of the Lease is amended by inserting the following at the end of said paragraph:

                  "Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the First Amendment Space described in the Amendment Schedule appearing in pages 1 through 3 of the First Amendment dated February __, 1993 and designated on the Outline of First Amendment Space attached hereto as Exhibit A-I, subject to the covenants, terms, and provisions of the Lease and the First Amendment."

            2. Paragraph 2 of the Terms and Conditions of the Lease is amended by inserting the following at the end of said paragraph:

                  "E. The Term described in the Amendment Schedule shall
            commence on the First Amendment Commencement Date, as determined pursuant to Paragraph 2F hereof, and shall continue until the date set forth in the Amendment Schedule, unless the Term is renewed or terminated earlier in accordance with the provisions of the Lease or the First Amendment.

                  "F. The "First Amendment Commencement Date" shall be the date that is earlier of the date on which the First Amendment Tenant Work (as hereinafter defined) is Substantially Completed or the date that Tenant commences beneficial use of the First Amendment Space. Tenant shall be deemed to have commenced beneficial use of the First Amendment Space on the date Tenant takes possession, uses or occupies any of the First Amendment Space.

                  "G. On or promptly after the First Amendment Commencement
            Date, Landlord and Tenant agree to execute a written declaration setting forth the First Amendment Commencement Date and the following agreements: (i) except for any uncompleted Punch List Items related to the First Amendment Space, Landlord has fully completed the First Amendment Tenant Work under the terms of the First Amendment; and (ii) the First Amendment Space is tenantable, Landlord has no further obligation for construction (except with respect to any uncompleted Punch List Items related to the First Amendment Space), and (iii) Tenant acknowledges that the Building, the First Amendment Space and the First Amendment Tenant Work are satisfactory in all respects, except for Latent Defects and any uncompleted Punch List Items related to the First Amendment Space, and are suitable for Tenant's type of business, as set forth in the Schedule to the Lease.

                  "H. It is presently anticipated that the First Amendment
            Tenant Work will be, and Landlord shall use reasonably diligent efforts to cause the First Amendment Tenant Work to be, Substantially Completed, except for any uncompleted Punch List Items related to the First Amendment Space, on or before the Projected First Amendment Commencement Date; provided, however, the failure of the First Amendment Tenant Work to be Sub stantially Completed, except for any Latent Defects and any such uncompleted Punch List Items related to the First Amendment Space, on or before the Projected First Amendment Commencement Date, shall not be a breach or default by Landlord under this First Amendment or the Lease and Landlord shall not have any liability whatsoever to Tenant on account thereof and this First Amendment shall not be rendered void or voidable as a result thereof; provided, further, however, if the First Amendment Tenant Work is not Substantially Completed, except for any Latent Defects and uncompleted Punch List Items related to the First Amendment Space, on or before July 15, 1993, Tenant shall have, as Tenant's sole and exclusive remedy therefore, the option to terminate this First Amendment by giving Landlord written notice of such termination: (a) on or before July 26, 1993, in the event the First Amendment Tenant Work is not Substantially Completed, except for any Latent Defects and uncompleted Punch List Items related to the First Amendment Space, on or before July 15, 1993, and such failure is due to no cause, event or matter beyond Landlord's control; or (b) on October 25, 1993, in the event the First Amendment Tenant Work is not Substantially Completed, except for any Latent Defects and uncompleted Punch List Items related to the First Amendment Space, on or before October 15, 1993, for any reason whatsoever."

            3. Paragraph 3 of the Terms and Conditions of the Lease is amended by inserting the following at the end of said paragraph:

                  "F.   The First Amendment Space Annual Base Rent set
            forth in the Amendment Schedule is payable monthly in the amount of the Monthly Installment of First Amendment Space Annual Base

            Rent set forth in the Amendment Schedule, in advance, on or before the first day of each and every month during the First Amendment Term, without demand or notice, except as expressly required under the Lease, and, except as expressly provided for under the Lease, without any abatement, set-off, offset or deduction whatsoever; except that (i) Tenant shall pay an amount equal to one full Monthly Installment of First Amendment Space Annual Base Rent at the time of execution of the First Amendment, which amount shall be credited to the first Rent payable under the First Amendment for the First Amendment Space; and (ii) if the First Amendment Term commences other than on the first day of a month or ends other than on the last day of a month, the Monthly Installment of First Amendment Space Annual Base Rent for such month shall be prorated based on the number of days in such month. First Amendment Space Annual Base Rent shall be increased by two percent (2%) on each anniversary of the Commencement Date under the Lease.

                  "G. First Amendment Space Annual Base Rent payable during the first (lst) through the sixtieth (60th) full calendar months of the First Amendment Term shall be abated to the extent of $1,389.19 per each such calendar month. Alternatively, Tenant may elect to use up to $41,675.00 of rental abatement towards the cost of the First Amendment Tenant Work (as defined in Exhibit B-I) in which event First Amendment Space Annual Base Rent payable during the first
            (1st) through sixtieth (60th) months of the Term shall be abated to the extent of $694.60 per each such calendar month. Tenant shall make its election of how the abatement shall be applied by written notice to Landlord given not later than forty-five (45) days after the First Amendment Commencement Date. If such written notice is not received by Landlord on or before such date, Tenant shall be deemed to have elected to abate First Amendment Space Annual Base Rent pursuant to the first sentence of this Paragraph 3F, and Landlord shall abate First Amendment Space Annual Base Rent and Tenant shall remain fully responsible in accordance with Exhibit B-I for all First Amendment Above-Allowance Costs (as defined in Exhibit B-I)."

            4. Paragraph 4 of the Terms and Conditions of the Lease is amended by inserting the following at the end of said paragraph:

                  "In addition to paying the First Amendment Space Annual Base
            Rent as specified in Paragraph 3F hereof, Tenant shall pay as

            Additional Rent with respect to the First Amendment Space an amount (the "First Amendment Expense Adjustment Amount") equal to Tenant's First Amendment Space Share of the amount by which the Operating Expenses (defined in Paragraph 4A of the Lease and subject to adjustment pursuant to Paragraph 4C of the Lease) incurred with respect to each Lease Year after the first Lease Year exceed the First Amendment Space Operating Expense Stop set forth in the Amendment Schedule."

            5. Paragraph 6 of the Terms and Conditions of the Lease is amended by inserting the following at the end of said paragraph:

                  "The improvement of the First Amendment Space by Landlord
            shall be accomplished in accordance with Exhibit B-I attached to the First Amendment. In no event shall Tenant be entitled to any credit against, or abatement of, Rent due to the existence of any Punch List Items related to the First Amendment Space. No promise of Landlord to alter, remodel or improve the First Amendment Space, the Leased Premises or the Property and no representation by Landlord or its agents respecting the condition of the First Amendment Space, the Leased Premises or the Property has been made to Tenant or relied upon by Tenant other than as may be contained in Exhibit B-I attached to the First Amendment. By taking possession of the First Amendment Space, the Tenant accepts the First Amendment Space and the Building in their "As Is" condition, and the taking of the possession of the First Amendment Space by Tenant shall be conclusive evidence that the First Amendment Space and the Building are in good and satisfactory condition, except for Latent Defects and uncompleted Punch List Items related to the First Amendment Space. Landlord shall complete such Punch List Items related to the First Amendment Space within forty-five (45) days following Landlord's approval, which approval shall not be unreasonably withheld, delayed or conditioned, of a list of such Punch List Items submitted to Landlord by Tenant after the First Amendment Commencement Date. Such forty-five (45) day period shall be extended to the extent Landlord's completion of such Punch List Items is delayed by any act of God, strike, lock out, labor difficulty, explosion, sabotage, accident, riot, civil commotion, act of war, result of any warfare or warlike condition in this or any foreign country, fire or other casualty, legal requirement, energy shortage or cause beyond the reasonable control of Landlord and Landlord has nevertheless used reasonably diligent efforts to complete any such uncompleted Punch List Items. Landlord shall have access to the First Amendment Space at all reasonable times in order to complete such Punch List Items. Tenant acknowledges that Landlord's completion of such Punch List Items may cause interference with the conduct of Tenant's business in the First Amendment Space and Tenant waives any and all rights and remedies it has with respect to such interference; however, Landlord agrees to use reasonable efforts to minimize such interference."

            6. Paragraph 27 of the Terms and Conditions of the Lease is amended by inserting the following at the end of said paragraph:

                  "E. Tenant hereby deposits with Landlord the sum designated in the Amendment Schedule as the "Additional Security Deposit." The Additional Security Deposit shall be added to the Security Deposit delivered by Tenant in connection with the Lease to be held or applied by Landlord in accordance with this Paragraph 27 as security for the prompt, full and faithful performance by Tenant of each and every provision of the Lease and First Amendment and of all obligations of Tenant arising thereunder. The Additional Security Deposit and Security Deposit together are the "Collateral" for purposes of this Paragraph 27."

            7. Paragraph 28 of the Terms and Conditions of the Lease is amended by inserting the following at the end of said paragraph:

                  "Each party hereto represents that it has dealt with (and only with) the Broker named in the Amendment Schedule as "Broker" in connection with the First Amendment (which Broker shall be compensated only in accordance with a written agreement between such broker and Landlord), and that insofar as it knows, no other broker negotiated the First Amendment or is entitled to any commission in connection herewith. Each party (an "Indemnifying Party") hereto agrees to indemnify, defend and hold the other party and its partners, if any, employees, agents, and officers, if any, harmless from and against all claims of any broker or finder (other than Broker) made by, through or under such Indemnifying Party."

            8. Paragraph 32 of the Terms and Conditions of the Lease is amended by inserting the following at the end of said paragraph:

                  "Landlord agrees to instruct the parking garage operator to provide, and Tenant may lease (either from Landlord or from such operator) the Tenant's First Amendment Parking Permits in the Parking Garage of the Building as set forth in the Amendment Schedule for use by Tenant's employees on the terms set forth in this Paragraph 32."

            9. Paragraph 33 of the Terms and Conditions of the Lease is amended by inserting the following at the end of said paragraph:

                  "Tenant represents to Landlord that it is a corporation duly organized, validly existing and in good standing under the laws of the District of Columbia, the Tenant is authorized to do business in the Commonwealth of Virginia, Tenant is authorized to enter into the First Amendment and perform its obligations thereunder, all action has been properly taken by the Board of Directors of Tenant to authorize the execution and performance of the First Amendment and the First Amendment is a valid agreement and binding and enforceable against Tenant in accordance with its terms."

            10. Paragraph 34 of the Terms and Conditions of the Lease is amended by inserting the following at the end of said paragraph:

                  "Landlord represents to Tenant that it is a general
            partnership organized and validly existing under the laws of the Commonwealth of Virginia, Landlord is authorized to enter into the First Amendment and perform its obligations hereunder, all action has been properly taken by the partners of Landlord to authorize the execution and performance of the First Amendment and the First Amendment is a valid First Amendment and binding and enforceable against Landlord in accordance with its terms."

            11. Paragraph 3 of Exhibit C of the Lease is deleted in its entirety and Tenant has no further rights related thereto. The following is inserted as Paragraph 3 of Exhibit C in lieu thereof:

                  "A. For purposes of the Lease and this First Amendment, the term "Expansion Space" shall mean approximately 1,091 rentable square feet of office space contiguous to the Expansion Space, (currently occupied by Morris/McNair) on the first (lst) floor, as shown on Exhibit C-I to the First Amendment.

                  "B.   Provided (i) Tenant has obtained and delivered to
            Landlord prior to the giving of Tenant's Expansion Notice (hereinafter defined) by Tenant, in form and substance reasonably satisfactory to Landlord, the prior written consent of all Guaranty Obligors to Tenant's exercise of its rights, and Tenant's undertaking of obligations to Landlord, pursuant to this Paragraph 3 of Exhibit C, such consent to also contain a ratification of the Guaranty by the Guaranty Obligors and a confirmation by the Guaranty Obligors of the continuation of their liability under the Guaranty after Tenant has exercised such rights and undertaken such obligations, (ii) Tenant is the Tenant, or a subsidiary, parent or Affiliate of the Tenant, originally named herein, (iii) Tenant actually occupies all of the Leased Premises as demised under the Lease and all of the First Amendment Space demised under the First Amendment, and (iv) Tenant is not in default under the terms and conditions of the Lease as amended by the First Amendment either as of the date of the giving of "Tenant's Expansion Notice" or the "Expansion Space Inclusion Date" (as such terms are hereinafter defined), Tenant shall have the right to include all of the Expansion Space within the Leased Premises upon the same terms and conditions as the Lease, subject to the terms and provisions of this Paragraph 3 of Exhibit C.

                  "C. On or after the date that is thirty-six (36) full calendar months following the month in which the Commencement Date of the Lease occurred, but in no event after the last day of the sixtieth
            (60) full calendar month following the month in which the Commencement Date of the Lease occurred, Landlord shall give Tenant written notice of the availability of the Expansion Space. Within ten (10) business days following Tenant's receipt of such notice from Landlord, Tenant may exercise its right under this Paragraph 3 of Exhibit C hereof only by delivering to Landlord an unconditional written offer to lease the Expansion Space on the terms provided herein (hereinafter called "Tenant's Offer Notice"). The Expansion Space in such Tenant's Offer Notice shall be added to and included in the Leased Premises, and the payment of rent in connec tion therewith shall commence on the date (herein called the "Expansion Space Inclusion Date") that such space shall become available for Tenant's possession. Time shall be of the essence with respect to the delivery of Tenant's Offer Notice.

                  "D.   If Tenant timely delivers the Tenant's Offer Notice to
            Landlord pursuant to Paragraph 3C above, Tenant shall be irrevocably bound to lease the Expansion Space on the terms hereof. If Tenant does not timely deliver the Tenant's Offer Notice to Landlord pursuant to Paragraph 3C above, Landlord shall be under no further obligation under this Paragraph 3 of Exhibit C.

                  "E. Tenant agrees to accept the Expansion Space in its
            condition and the state of repair existing as of the Expansion Space Inclusion Date except that Landlord shall provide, at Landlord's cost and expense, two (2) coats of Building Standard wall and trim paint and new Building Standard carpet throughout the Expansion Space. Tenant understands and agrees that except as provided by the preceding sentence, Landlord shall not be required to perform any work, supply any materials or incur any expense to prepare such space for Tenant's occupancy. Tenant shall be entitled to no reserved and only 1 unreserved parking space in the parking garage for the Building for every 700 rentable square feet in the Expansion Space leased by Tenant."

                  "F. Tenant's right to lease the Expansion Space shall be
            subject and subordinate in all respects to the existing right of Xerox Corporation ("Xerox") to lease the Expansion Space pursuant to the right of first offering contained in the lease between Landlord and Xerox dated December 1, 1991. In the event Xerox elects to lease the Expansion Space pursuant to its right of first offering, Landlord shall offer Tenant alternative expansion space (the "Allied Expansion Space") consisting of approximately 1,000 square feet of space located on the tenth (10th) floor of the Building and currently occupied by Advanced Computer Concepts. Tenant's right to lease the Allied Expansion Space shall be contingent upon the occupancy by Allied Signal, Inc. ("Allied") of a portion of the tenth (10th) floor and shall be subject and subordinate in all respects to Allied's existing right to lease the Allied Expansion Space pursuant to the expansion option and continuing right of first offering in favor of Allied for all tenth floor space as contained in the lease between Landlord and Allied dated January 21, 1991. In the event Allied elects to lease the Allied Expansion Space pursuant to its expansion option or right of first offering or in the event Allied or its successor in interest shall not then occupy a portion of the tenth (10th) floor, Landlord shall use its good faith efforts to locate and offer to Tenant at least 1,000 square feet of space in a location in the Building to be determined by Landlord in its sole discretion ("Alternative Expansion Space"). Landlord shall have no obligation to offer as Alternative Expansion

            Space any space in the Building that is then occupied by any tenant or is subject to expansion options, rights of first offering, rights of first refusal, extension options or similar rights in favor of other tenants in the Building existing as of the date of the First Amendment. The terms and conditions of Paragraphs 3B, C, D and E above shall apply to the lease of the Allied Expansion Space or any Alternative Expansion Space by Tenant, if any such space is offered to Tenant and available for lease pursuant to this Paragraph 3F."

            12. The following provision is hereby inserted at the end of Paragraph 20 of Exhibit C to the Lease:

                  "Prior to the First Amendment Commencement Date, Tenant shall, by written notice delivered to Landlord, irrevocably designate and identify by detailed descriptions, including, without limitation, serial numbers, all Systems Furniture ordered or purchased by Tenant prior to the First Amendment Commencement Date for its use in the Leased Premises or the First Amendment Space. All Systems Furniture for which Tenant has or will seek reimbursement from the First Amendment Allowance provided by Landlord shall be clearly designated and separated from any other Systems Furniture in such notice and shall be deemed Above- Standard Allowance Systems Furniture. Anything in the Lease to the contrary notwithstanding, the Above-Standard Allowance Systems Furniture shall remain upon the Leased Premises or First Amendment Space throughout the term and shall become Landlord's property upon the expiration or earlier termination of the Lease, unless Landlord shall elect that Tenant remove such Above-Standard Allowance Systems Furniture in which case Tenant shall remove the same upon expiration or earlier termination of the Lease. If Landlord shall have elected to require the removal of such Above-Standard Allowance Systems Furniture and Tenant shall fail to remove the same, all cost and expense incurred by Landlord in removing, storing or disposing of such Above-Standard Allowance Systems Furniture shall be paid by Tenant upon demand."

            13. MISCELLANEOUS

            A. Delivery for Examination. Submission of an unsigned copy of this First Amendment to Tenant for examination shall not bind Landlord in any manner, and no lease or obligations of Landlord shall arise until this instrument is signed by both Landlord and Tenant and delivery is made to each.

            B. Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

            C. First Amendment and Lease Contain All Terms. All of the representations and obligations of Landlord are contained herein and in the Lease, including the schedules and the Exhibits attached hereto and thereto, and no modification or further amendment f the Lease or of any of its conditions or provisions shall be binding upon either party hereto unless in writing signed by such party or be a duly authorized agent of such party.

            D. Incorporation by Reference. The Terms and Conditions of this First Amendment amend, supplement and modify the Terms and Conditions of the Lease with respect to Tenant's demise of the First Amendment Space and with respect to Tenant's expansion rights. All of the Terms and Conditions of the Lease not specifically amended, supplemented or modified by this First Amendment shall apply fully to the First Amendment Space and the same are incorporated herein by this reference. From and after the date hereof, all references to the Lease herein and in the Lease shall mean the Lease as amended, supplemented and modified by this First Amendment. Except for the Schedule, First Amendment Schedule and Paragraphs 1, 2, and 6 of the Lease, Exhibit B to the Lease, and Paragraphs 3, 4 and 20 of Exhibit C to the Lease, from and after the date hereof, all references in the Lease to the Leased Premises shall mean the Leased Premises and the First Amendment Space together. The Lease, as amended, supplemented and modified by this First Amendment, is in all respects ratified by Landlord and Tenant.

LANDLORD:                           TENANT:

WILSON BOULEVARD VENTURE, a         RCG/HAGLER, BAILLY, INC., a District
  Virginia general partnership        of Columbia corporation

By:  Bresta Futura VI B.V.,
     its managing general           By:/s/ Henri-Claude Bailly
     partner                           -----------------------
                                       Henri-Claude Bailly
                                       Chairman of the Board and Chief
                                        Executive Officer

     By: Jacques + Kurdziel, Ltd.
         as Agent

     By: /s/ Donald M. Kurdziel
         ---------------------
         Donald M. Kurdziel
         President

                                   EXHIBIT A-I

                        OUTLINE OF FIRST AMENDMENT SPACE

[EDGAR Note: Please see Appendix for description of omitted graphics]

                                   EXHIBIT B-I

                           FIRST AMENDMENT WORK LETTER

            This First Amendment Work Letter governs the design and construction of the tenant improvements agreed between Landlord and Tenant to be installed in the First Amendment Space (the "First Amendment Tenant Work ").

            1.    DESIGN.

                  A. The plans, specifications and drawings for the First Amendment Tenant Work (the "First Amendment Final Plans"), prepared by Tenant's Architect and approved in writing by Tenant and Landlord, sufficient for governmental approval and construction thereof shall be delivered by Tenant to Landlord by the First Amendment Plan Date (as defined in the First Amendment Schedule). The First Amendment Final Plans shall include a construction plan, reflected ceiling plan, telephone and electrical outlet layout, finish plan, heating, ventilation and cooling plan and all other architectural, engineering and other details and information necessary to obtain all required governmental approvals for, and to thereafter construct, the First Amendment Tenant Work and shall incorporate the Building Standard ceiling, doors, door frames and door hardware set forth in Addendum II to Exhibit B of the Lease. Any changes to the First Amendment Final Plans initially approved in writing by Tenant and Landlord shall be subject to Landlord's prior written approval, such approval not to be unreasonably withheld, conditioned or delayed.

                  B. Tenant may request changes to the First Amendment Final Plans. All such requests shall be submitted to Landlord in writing. Within three
(3) business days following Landlord's receipt of each such request, Landlord shall submit to Tenant a proposed change order which shall include an estimate of the cost, and any anticipated delays, that will be incurred as a result of the change. Within three (3) business days following Tenant's receipt of any such proposed change order, Tenant shall deliver to Landlord a written approval or disapproval of the proposed change order, cost estimate and anticipated delays.

                  C. Tenant acknowledges that it is vital that it meet all of the foregoing deadlines in order to allow Landlord sufficient time to review plans and drawings and estimate costs, and discuss with Tenant any modifications Landlord believes to be necessary or desirable, and to cause the First Amendment Tenant Work to be Substantially Completed by the Projected First Amendment Commencement Date. Landlord likewise acknowledges that it is vital that Landlord comply with all of the requirements set forth below.

            2.    COSTS.

                  A. Landlord and its contractors and subcontractors shall perform the First Amendment Tenant Work. Landlord shall obtain bids with such bids specifying unit prices for all materials, from at least three (3) contractors selected by Landlord and approved by Tenant, in writing, such approval not to be unreasonably withheld, conditioned or delayed. Landlord shall enter into a construction contract for the performance of the First Amendment Tenant Work with the bidding contractor that, in Landlord's reasonable judgment, has submitted the most competitive bid, considering pricing, schedule and quality of previous work. If the contract entered into by Landlord contains a First Amendment Above-Allowance Cost (as defined below), prior to Landlord's execution of such contract, Landlord shall submit to Tenant a written estimate of such First Amendment Above-Allowance Cost. Within seven (7) days following Tenant's receipt of such submission, Tenant shall pay such First Amendment Above-Allowance Cost to Landlord and thereafter Landlord shall execute such contract and cause the First Amendment Tenant work to be constructed as provided below.

                  B. All cost of the design and the construction of the First Amendment Tenant Work in accordance with the First Amendment Final Plans approved by Landlord and Tenant, as they may be changed from time to time in accordance herewith shall be paid by Tenant, provided, however, that Landlord agrees to reimburse Tenant for up to One Hundred Nine Thousand One Hundred Eighty-Eight Dollars ($109,188.00) (the "First Amendment Allowance") of such cost. Any balance of the First Amendment Allowance not used for construction of the First Amendment Tenant Work may be used by Tenant only to pay for the cost of Tenant's Architect's design and engineering fees and expenses, ordinary and reasonable moving related expenses, equipment installation (but not equipment purchase), wiring, cabling, the purchase of Above-Standard Allowance Systems Furniture (as defined in Exhibit C to the Lease) (which Above-Standard Allowance Systems Furniture shall be purchased or ordered by Tenant prior to the First Amendment Commencement Date and used by Tenant, and remain in the First Amendment Space, during the Term) and abatement of First Amendment Space Annual Base Rent. Any portion of the First Amendment Allowance applied to abatement of First Amendment Space Annual Base Rent shall be applied in pro rata monthly installments during the sixty-first (61st) through the seventy-second (72nd) full calendar months of the First Amendment Term. Reimbursements from the First Amendment Allowance shall be made in monthly disbursements made within a reasonable period of time after the contractor has submitted a disbursement request with such back-up information as Landlord shall reasonably request. Tenant may apply no more than $16,176.00 of the First Amendment Allowance towards abatement of First Amendment Space Annual Base Rent, Tenant's Architect's design and engineering fees and expenses, ordinary and reasonable moving related expenses and equipment installation expenses and may apply no more than $15,000.00 of the First Amendment Allowance toward the purchase of Above-Standard Allowance Systems Furniture.

                  C. The term "First Amendment Above-Allowance Cost" shall mean all costs of the First Amendment Tenant Work in accordance with the First Amendment Final Plans approved by Tenant, as they may be changed from time to time in accordance herewith, in excess of the First Amendment Allowance. After the Punch List Items related to the First Amendment Space are completed and Tenant has accepted such completion, Landlord shall make a final determination of the total First Amendment Above-Allowance Cost and deliver a reconciliation statement to Tenant whereupon Tenant shall pay Landlord any deficiency due Landlord, or Landlord shall repay to Tenant any overpayment within ten (10) business days of the rendering of such statement. In lieu of repaying to Tenant such overpayment, Landlord, at its option, may authorize Tenant in writing to deduct the amount of such overpayment from the succeeding Monthly Installments of First Amendment Space Annual Base Rent coming due under the Lease or the First Amendment.

                  D. Tenant shall pay all design and engineering fees and expenses and other costs, including, without limitation, the fees and expenses, of Tenant's Architect, resulting from any request by Tenant for a change to the First Amendment Final Plans initially approved by Tenant and Landlord, as they may have been changed from time to time pursuant hereto. If any change order requested by Tenant results in any First Amendment Above-Allowance Cost, Tenant shall pay such additional First Amendment Above-Allowance Cost to Landlord within ten (10) days following Tenant's approval of such change order, cost estimate and anticipated delays and Landlord shall have no obligation to continue construction of the First Amendment Tenant Work until such deposit is made by Tenant.

                  E. Landlord has delegated all of its obligations and duties under this Exhibit B-I to LPC Commercial Services, Inc. ("LPC"). Such duties and obligations shall be performed by LPC at Landlord's expense. Notwithstanding the preceding sentence, however, there shall be a $2,000.00 debit by Landlord against the First Amendment Allowance for such expense. Landlord agrees to be bound by all actions taken by LPC with regard to the space plan, working drawings and First Amendment Tenant Work, and hereby ratifies all actions and decisions with regard to the space plan, working drawings and First Amendment Tenant Work that LPC may have taken or made prior to the execution of this First Amendment.

                  F. All amounts payable by Tenant pursuant to this Exhibit B-I shall be deemed Rent for purpose of the Lease and shall be subject to the late fees and other remedies of Landlord set forth in the Lease.

            3. COMPLETION.

                  A. Landlord, at its sole expense, shall cause the construction of the Base Construction (as defined in Exhibit B to the Lease) in the First Amendment Space in a manner that is reasonably satisfactory to Tenant, prior to the commencement of the First Amendment Tenant Work.

                  B. The taking of possession of the First Amendment Space (or any particular part thereof) by Tenant shall constitute an acknowledgment by Tenant that the First Amendment Space (or such part) are in good condition and that all work and materials provided by Landlord are satisfactory, except as to any Latent Defects and uncompleted Punch List Items related to the First Amendment Space.

                                   EXHIBIT C-I

                      OUTLINE OF ADDITIONAL EXPANSION SPACE

[EDGAR Note: Please see Appendix for description of omitted graphics]

                                   EXHIBIT D-I

                    CONSENT OF GUARANTORS AND RATIFICATION OF
                        GUARANTY OF MONETARY OBLIGATIONS


            This CONSENT OF GUARANTORS AND RATIFICATION OF GUARANTY OF MONETARY OBLIGATIONS (this "Consent and Ratification") is given by RCG INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as "Guarantor"), to WILSON BOULEVARD VENTURE, a Virginia general partnership (hereinafter referred to as "Landlord").

            In order to induce Landlord to demise to RCG/Hagler, Bailly, Inc., a District of Columbia corporation ("Tenant"), certain premises (the "Leased Premises") described in and pursuant to a certain Office Lease (the 'Lease') dated as of October 25, 1991, Guarantor executed and delivered to and for the benefit of Landlord, its Guaranty of Monetary Obligations (the "Guaranty") dated as of even date with the Lease, under which Guarantor absolutely, irrevocably and unconditionally guaranteed to Landlord and its successors and assigns (the "Owner") the full, prompt and complete payment by Tenant of the Rent (as defined in the Lease) and all other sums (such Rent and other sums are hereafter collectively referred to as the "Monetary Obligations") which are payable by Tenant to Owner under or in connection with the Lease.

            Landlord and Tenant have proposed a certain First Amendment to Lease (the "First Amendment") demising to Tenant certain additional space (the "First Amendment Space") on the terms and conditions and for the Rent and other Monetary Obligations more particularly described therein. In order to induce Landlord to execute such First Amendment, Guarantor has agreed to extend the Guaranty to the Rent and other Monetary Obligations of Tenant under the First Amendment.

            Guarantor acknowledges receipt of a full, complete and correct copy of the First Amendment. Guarantor hereby consents to the execution of the First Amendment by Tenant and to the addition of the First Amendment Space to the Leased Premises, on the terms and conditions and for the Rent and other Monetary Obligations set forth in the First Amendment and the Lease and agrees that Guarantor's absolute, unconditional and irrevocable Guaranty of all Monetary Obligations of Tenant pursuant to the Guaranty shall extend to the Monetary Obligations of Tenant as set forth in the First Amendment as if the First Amendment Space were included in the Leased Premises as of the date of the Guaranty. All references in the Guaranty to the Lease shall mean from and after the date hereof, the Lease as amended by the First Amendment. The Guaranty, as modified by this Consent and Ratification, is hereby ratified and confirmed in all respects.

            EXECUTED as of the 17 February, 1993.

                                       RCG INTERNATIONAL, INC., a
                                        Delaware corporation


                                       By: /s/ Joseph P. Lucas
                                       --------------------
                                       Name: Joseph P. Lucas
                                       ---------------------
                                       Title: SVP
                                       ---------------------

                       SUBORDINATION, NON-DISTURBANCE AND
                              ATTORNMENT AGREEMENT


            THIS AGREEMENT is made and entered into as of the ____ day of February, 1993, by and among VIB, N.V., a Netherlands corporation (the "Mortgagee"); RCG/HAGLER, BAILLY, INC., a District of Columbia corporation (the "Lessee"); and WILSON BOULEVARD VENTURE, a Virginia general partnership (the "Lessor").


                              W I T N E S S E T H:

            WHEREAS, Mortgagee has made a loan (the "Loan") to Lessor for the purpose of acquiring approximately one (1) acre of land in Arlington County, Virginia described in Exhibit A attached hereto and incorporated herein by reference (the "Land") and developing, constructing and financing the ownership of an office building containing approximately 167,511 rentable square feet on the Land; and

            WHEREAS, the Loan is evidenced by a promissory note ("Note") in the principal sum of THIRTY-THREE MILLION ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($33,100,000.00), which is secured by a first priority deed of trust (the "Mortgage") constituting a lien and an encumbrance on the Land and improvements, located or to be constructed thereon (hereafter collectively referred to as the "Property"); and

            WHEREAS, Lessee is the lessee of certain premises in the Property (the "Original Leased Premises ") pursuant to the terms of that certain office lease (the "Original Lease") dated as of October 25, 1991; and

            WHEREAS, Lessor and Lessee have executed a certain first amendment to office lease dated as of even date herewith (the "First Amendment") pursuant to which Lessee leased certain additional space (the "First Amendment Space") in the Property (the Original Lease as amended by the First Amendment is hereinafter referred to as the "Lease" and the Original Leased Premises together with the First Amendment Space and any other space added thereto pursuant to a validly exercised option to expand are collectively hereinafter referred to as the "Leased Premises"); and

            WHEREAS, Lessee, Mortgagee and Lessor desire to confirm their understandings with respect to the Lease and the Mortgage.

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties hereto agree and covenant as follows:

            1. Subordination. Subject to the terms of this Agreement, the Lease and all rights of Lessee thereunder are hereby made, and shall at all times continue to be, subject and subordinate in each and every respect to the Mortgage and all other instruments of security for the

Loan which do now or may hereafter cover the Property or any interest of Lessor therein, and to any and all advances made on the security thereof and to any and all increases, renewals, modifications, extensions and/or consolidations thereof (collectively called the "Prior Encumbrances"). This provision is acknowledged by Lessee to be self-operative and no further instrument shall be required to effect such subordination of the Lease. Lessee shall, however, within ten (10) days of written demand at any time or times execute, acknowledge and deliver to Mortgagee any and all instruments and certificates that in Mortgagee's reasonable judgment may be necessary or proper to confirm or evidence such subordination. However, notwithstanding the generality of the foregoing provisions of this paragraph, Lessee agrees that, upon written notice to Lessee, Mortgagee shall have the right at any time to subordinate any such Prior Encumbrances to the Lease on such terms and subject to such conditions as such Mortgagee may deem appropriate in its discretion. Upon Mortgagee giving Lessee the written notice referred to in the preceding sentence, the subordination of such Prior Encumbrances to the Lease shall be self-operative and no further instrument shall be required to effectuate such subordination of such Prior Encumbrances to the Lease. The Lessee shall, however, within ten (10) days of written demand, at any time or times, execute, acknowledge and deliver to Mortgagee any and all instruments and certificates that in Mortgagee's reasonable judgment may be necessary or proper to confirm or further evidence such subordination.

            This Agreement shall not be deemed or construed as limiting or restricting the enforcement by Mortgagee of any of the terms, covenants, provisions or remedies of any of the Prior Encumbrances, including, without limitation, the Mortgage, whether or not consistent with the Lease; provided, however, that the subordination of the Lease in this Paragraph 1 shall not affect in any manner any rights of Lessee under this Agreement.

            2. Non-Disturbance. Notwithstanding anything herein to the contrary, Mortgagee agrees (a) that it will not terminate the Lease nor in any way disturb the quiet enjoyment of Lessee (to the extent such quiet enjoyment is provided under the Lease) upon any foreclosure of any of the Prior Encumbrances, including, without limitation, the Mortgage or upon acquiring title to the Property by deed-in-lieu of foreclosure (or otherwise), if the Lease is in full force and effect and Lessee is not then in default under the Lease, (b) that Mortgagee will accept the attornment of Lessee thereafter so long as Lessee is not in default under the Lease, (c) that Mortgagee, so long as Lessee is not in default under the Lease, will abide by the terms of the Lease, including, but not limited to, honoring any renewal and expansion rights set forth in the Lease, and (d) that the protections afforded by this agreement will extend to any additional space added to the Leased Premises pursuant to any validly exercised option to expand.

            3. Attornment. Subject to the provisions of Paragraph 2 herein, if the interests of Lessor in and to the Leased Premises are owned by Mortgagee by reason of any deed-in-lieu of foreclosure, foreclosure or other proceedings brought by it or by any other manner, including (but not limited to) Mortgagee's exercise of its rights under any security interest covering, or any assignment of, leases and rents, and Mortgagee succeeds to the interest of Lessor under the Lease, Lessee shall be bound to Mortgagee under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extension or renewal thereof duly exercised by Lessee with the same force and effect as if Mortgagee were the Lessor under the Lease, provided, however, Mortgagee abides by all of the terms of the Lease, including Tenant's right to quiet enjoyment (to the extent such quiet enjoyment is provided under the Lease) ; and Lessee does hereby attorn to Mortgagee, as its lessor, said attornment to be effective and self-operative, without the execution of any further instruments on the part of any of the parties hereto, immediately upon Mortgagee's succeeding to the interest of Lessor under the Lease; provided, however, that Lessee shall be under no obligation to pay rent to Mortgagee until Lessee receives written notice from Mortgagee that Mortgagee has succeeded to the interest of the Lessor under the Lease or otherwise has the right to receive such rents. In the event Lessor receives written notice from Mortgagee that Mortgagee has succeeded to the interest of the Lessor under the Lease or otherwise has the right to receive such rents, Lessor hereby consents to the payment of such rents to Mortgagee thereafter and releases Lessee from any liability to Lessor for any such rents so paid to Mortgagee, and Mortgagee agrees to indemnify, defend and hold Lessee harmless from any claim, including, without limitation, all reasonable expenses incurred by Tenant in connection therewith, asserted by Lessor for any such rents so paid to Mortgagee. The respective rights and obligations of Lessee and Mortgagee upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extension or renewal, shall be and are the same as now set forth therein, it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference, with the same force and effect as if set forth at length herein.

            4. Mortgagee's Obligations. Notwithstanding anything in this Agreement to the contrary, if Mortgagee shall succeed to the interest of Lessor under the Lease, then Mortgagee shall be bound (subject to the last paragraph of this Paragraph 4) to Lessee under all of the terms, covenants and conditions of the Lease and; provided, however, that Mortgagee shall not be:

                  A. Liable for any act or omission of any prior lessor
            (including Lessor); or

                  B. Subject to the defenses which Lessee might have against any prior lessor (including Lessor) to the extent that Mortgagee does not assert against Lessee a claim of any such prior lessor to which any such defense applies; or

                  C. Bound by any rent or additional rent or advance rent which
            Lessee might have paid for more than the then current month to any prior lessor (including Lessor) , and all such rent shall remain due and owing, notwithstanding such advance payment; or

                  D. Bound by any security or advance rental deposit made by
            Lessee which is not delivered or paid over to Mortgagee and with respect to which Lessee shall look solely to Lessor for refund or reimbursement; or

                  E. Bound by any amendment or modification of the Lease made without its consent and written approval.

            Neither VIB, N.V., nor any other party who from time to time shall be included in the definition of Mortgagee hereunder, shall have any liability or responsibility under or pursuant to the terms of this Agreement after it ceases to own an interest in or to the Property; provided such Mortgagee advises any successor in interest in writing of the existence of the Lease prior to any sale, assignment or other transfer of Mortgagee's ownership in the Property. Nothing in this Agreement shall be construed to require Mortgagee to see to the application of the proceeds of the Loan, and Lessee's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing the Loan. Lessee acknowledges that Mortgagee is obligated only to Lessor to make the Loan only upon the terms and subject to the conditions set forth in the Loan Agreement between Mortgagee and Lessor pertaining to the Loan. Lessee further acknowledges and agrees that neither Mortgagee nor any purchaser of the Property at foreclosure sale or any grantee of the Property named in a deed-in-lieu of foreclosure, nor any heir, legal representative, successor, or assignee of Mortgagee or any such purchaser or grantee, has or shall have any personal liability for the obligations of Lessor under the Lease; provided, however, that the Lessee may exercise any other right or remedy provided thereby or by law in the event of any failure by Lessor to perform any such material obligation.

            5. New Lease. Within fifteen (15) days of the written request of either Mortgagee or Lessee to the other given at the time of any foreclosure or conveyance in lieu thereof, the parties agree to execute a lease of the Leased Premises which shall be identical in all respects to the Lease, except as the Lease may be amended in accordance with this Agreement, which lease shall cover any unexpired term of the Lease existing prior to such foreclosure or conveyance in lieu of foreclosure.

            6. Notice. Lessee agrees to give written notice to Mortgagee of any default by Lessor under the Lease at the time Lessee gives notice to Lessor pursuant to the terms of the Lease. Lessee further agrees that it shall not terminate the Lease or exercise any right or remedy under the Lease or provided by law if any default by Lessor under the Lease is cured within thirty (30) days after Lessee gives Mortgagee notice of such default; provided, however, that if such default cannot by its nature be cured within thirty (30) days, then Lessee shall not terminate the Lease or exercise any such right or remedy, provided the curing of such default is commenced within such thirty (30) days and is diligently prosecuted thereafter (including, but not limited to, commencement of foreclosure proceedings if necessary to effect such cure). Such notices shall be personally delivered or delivered by registered or certified mail, return receipt requested, to Mortgagee at the following address (or at such address as Mortgagee may designate by written notice to Lessee):

                  VIB, N.V.
                  c/o Spitzer & Feldman, P.C.
                  405 Park Avenue
                  6th Floor
                  New York, New York  10022
                  Attention:  Edwin Weinberg, Esq.

            7. Mortgagee. The term "Mortgagee" shall be deemed to include VIB, N.V. and any of its successors and assigns, including anyone who shall have succeeded to Lessor's interest in and to the Lease and the Property by, through or under foreclosure or other proceedings brought pursuant to the Mortgage, or deed-in-lieu of such foreclosure or proceedings, or otherwise.

            8. Modification and Successors. This Agreement may not be modified orally or in any manner other than by an agreement, in writing, signed by the parties hereto and their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

            9. Other Documents. Lessee agrees to execute from time to time such estoppel certificates, ratification agreements and subordination and attornment agreements as may be reasonably required by Mortgagee and/or any other lender within ten (10) days of written request.

            10. Counterparts. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

            11. Payments. Lessee agrees that except for rental payments to be made to Lessor as provided in the Lease (subject, however, to Paragraph 3 hereof), any other payments made to Lessor in connection with the Leased Premises, including (without limitation) any amounts payable or reimbursable to Lessor for "First Amendment Tenant Work" or any other services not described in the Lease, shall be made in the form of joint payee checks naming both Lessor and Mortgagee as payees.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                      MORTGAGEE:

                                      VIB, N.V.,
                                      a Netherlands corporation

                                          /s/ Edwin Weinberg
                                     By:----------------------------------------
                                        Edwin Weinberg
                                        Its Duly Authorized Agent and
                                           Attorney-in-Fact


LESSEE:

                                     RCG/HAGLER, BAILLY, INC., a
                                     District of Columbia corporation

                                         /s/ Henri-Claude Bailly
                                     By:----------------------------------------
                                         Henri-Claude Bailly
                                         Chairman of the Board and Chief
                                           Executive Officer


                                     LESSOR:

                                     WILSON BOULEVARD VENTURE,
                                     a Virginia general partnership

                                     By:  Bresta Futura VI B.V.,
                                          its managing general partner

                                      By: Jacques + Kurdziel, Ltd.
                                          as Agent

                                          /s/ Donald M. Kurdziel
                                     By:----------------------------------------
                                          Donald M. Kurdziel
                                          President

STATE OF NEW YORK             ss.
                              ss.
COUNTY OF NEW YORK            ss.


            This instrument was acknowledged before me this 12th day of March, 1993, by Edwin Weinberg, a duly authorized Agent and Attorney-in-Fact of VIB, N.V., a Netherlands corporation, on behalf of said corporation.


( S E A L )                             /s/ Rona Ingegneri
                                        ----------------------------
                                        Notary Public in and for
                                        the State of New York

My Commission Expires:                  Printed Name of Notary:


______________________________          Rona Ingegneri
                                        ----------------------------

          Rona Ingegneri
     Notary Public, State of New York
         No. 41-7036225
     Qualified in Queens County
 Commission Expires September 30, 1994

DISTRICT OF COLUMBIA          ss.


            This instrument was acknowledged before me this 19th day of February, 1993, by Henri-Claude Bailly, Chairman of the Board and Chief Executive Officer of RCG/HAGLER, BAILLY, INC., a District of Columbia corporation, on behalf of said corporation.


( S E A L )                         /s/ Linda E. Rose
                                    ---------------------------------
                                    Notary Public in and for
                                    the State of Virginia, Arlington County

My Commission Expires:              Printed Name of Notary:

My Commission Expires
September 30, 1995
______________________________      Linda E. Rose
                                    ---------------------------------

STATE OF NEW YORK             ss.
                              ss.
COUNTY  OF NEW YORK           ss.

            This instrument was acknowledged before me on this 12th day of March, 1993, by Donald M. Kurdziel, President of Jacques & Kurdziel, Ltd., Agent for Bresta Futura VI B.V., Managing General Partner of WILSON BOULEVARD VENTURE, a Virginia general partnership, on behalf of said partnership.


( S E A L )                         /s/ Rona Ingegneri
                                    ---------------------------------
                                    Notary Public in and for
                                    the State of Texas

My Commission Expires:              Printed Name of Notary:

______________________________      Rona Ingegneri
                                    ---------------------------------

                                 RONA INGEGNERI
                        Notary Public, State of New York
                                 No. 41-7036225
                           Qualified in Queens County
                      Commission Expires September 30, 1994

                                    EXHIBIT A

                            LEGAL DESCRIPTION OF LAND

Being the land acquired by Wilson Boulevard Venture and recorded in Deed Book 2376 at Pages 1156 and 1158 and being shown on a plat as Parcels A & B, LPC Rosslyn and recorded in Deed Book 2412 at Page 779 all among the Land Records of Arlington County, Virginia and being more particularly described as follows:

Beginning at a point on the southerly right-of-way line of Wilson Boulevard (variable width) said point being the northeasterly corner of 1550 Wilson Boulevard Limited Partnership (Deed Book 2054 Page 708), thence running with said Wilson Boulevard the following three (3) courses and distances:

1.    North 82(0) 30' 00" East 100.14 feet to a point, thence

2. 34.46 feet along the arc of a curve deflecting to the right having a radius of 337.55 feet and a chord bearing North 85(0) 25' 30" East 34.45 feet to a point, thence

3. North 88(0) 21' 00" East 66.52 feet to a point being the northwesterly corner of Rosslyn A-M Associates (Deed Book 1948 Page 181), thence running with their westerly line

4. South 10(0) 29' 00", East 252.87 feet to a point on the northerly right-of-way line of Clarendon Boulevard (60' wide), thence running with said Clarendon Boulevard

5. South 79(0) 31' 00" West 200.00 feet to a point being the southeasterly corner of New Orleans Marriott Hotel Venture Limited Partnership (Deed Book 2377 Page 1196), thence running with their easterly line and continuing with the easterly line of aforementioned 1550 Wilson Boulevard Limited Partnership

6. North 10(0) 29' 00" West 271.84 feet to the point of beginning contained 52,967 square feet or 1.21595 acres of land.

                                 EDGAR APPENDIX

Exhibit A-1:Floorplan of first floor of 1530 Wilson Boulevard, shading 2696 square feet of rentable space.

Exhibit C-1:Floorplan of first floor of 1530 Wison Boulevard, shading 1091 square feet of rentable space.